UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 16, 1999

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

              Colorado                  000-23174           84-1169286
     (State or other jurisdiction      (Commission         (IRS Employer
          of incorporation)             File Number)     Identification No.)

                  1415 Larimer Street, Denver, Colorado, 80202
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 291-0999

                                      None
          (Former name or former address, if changes since last report)

     ITEM 2 . ACQUISITION OR DISPOSITION OF ASSETS. The Quizno's Corporation announced that on November 16, 1999 its subsidiary QUIZ-DIA, Inc. purchased the assets of ASI-DIA, Inc. for a total of $4.875 million in cash. The purchase price was paid using available cash. Assets include two Quizno's Classic Subs restaurants and three bars, including THE WWW.COWBOY Bar, and various other assets located on Concourses A & B at Denver International Airport. ASI operated the units as a franchisee of The Quizno's Corporation. The Company intends to continue operating the restaurants as Quizno's Classic Subs and the bars as operated by ASI.

     ITEM 5. OTHER EVENTS. Press release announcing the Company's acquisition of certain operating assets at Denver International Airport.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a) The required financial statements of the business acquired shall by filed by an amendment to this Form 8-K within sixty days of the date that the initial report on Form 8-K must be filed.

     (b) The required pro forma financial information shall be filed by an amendment to this Form 8-K within sixty days of the date that the initial report on Form 8-K must be filed.

     (c)  Exhibits



     EXHIBIT 2.3 - ASSET PURCHASE AGREEMENT AMONG QUIZ-DIA, INC., Airport SERVICES, INC. and ASI-DIA, L.P., dated as of the 5th day of November, 1999.

     Exhibit 99.1 - Press Release, dated November 17, 1999, announcing that the Company has acquired certain operating assets at Denver International Airport.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE QUIZNO'S CORPORATION


Date: November 18, 1999            By:  /s/ John L. Gallivan
                                      _________________________________________
                                      John L. Gallivan, Chief Financial Officer



                                                                   EXHIBIT 99.1

                         QUIZNO'S(R) BUYS DIA FRANCHISES

     DENVER, Colo. - November 17, 1999 - The Quizno's Corporation announced that on November 16, 1999 its subsidiary QUIZ-DIA, Inc. purchased the assets of ASI-DIA, Inc. for a total of $4.875 million in cash. The purchase price was paid using available cash.

     Assets include two Quizno's Classic Subs restaurants and three bars, including the WWW.COWBOY Bar, and various other assets located on Concourses A & B at Denver International Airport. ASI operated the units as a franchisee of The Quizno's Corporation. The Company intends to continue operating the restaurants as Quizno's Classic Subs and the bars as operated by ASI.

     Certain information in this release are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that might adversely affect the Company's operating results in the future in a material way or that could cause actual results to differ materially from those set forth in the forward looking statement. Such risks and uncertainties include, without limitation, the effect of national and regional economic and market conditions in the United States and in other countries in which franchises are sold, costs of labor and employee benefits, costs of marketing and of food and non-food items used in the operation of the restaurants, intensity of competition for locations and franchisees, as well as customers, perception of food safety, legal claims, and the availability of financing for the Company and its franchisees. Many of these risks are beyond the control of the Company. Such risks are detailed from time to time in the Company's reports filed with the SEC, including the report on Form 10-KSB for the year ended December 31, 1998.


FOR INFORMATION CONTACT:

     Sue Hoover, EVP, Marketing
     The Quizno's Corporation
     303-291-0999

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                                 QUIZ-DIA, INC.

                                       AND

                    AIRPORT SERVICES, INC. AND ASI-DIA, L.P.

                             Dated November 5, 1999

                                TABLE OF CONTENTS

                                                                            Page

1.    PURCHASE AND SALE OF ASSETS.............................................1
      1.1   CONVEYANCE OF ASSETS..............................................1
      1.2   LIABILITIES OF SELLER.............................................2
      1.3   INTENTIONALLY DELETED.............................................2
      1.4   EXCLUDED ASSETS...................................................3

2.    CONSIDERATION FOR ASSETS................................................3
      2.1   PURCHASE PRICE AND PAYMENT........................................3
      2.2   [INTENTIONALLY DELETED]...........................................4
      2.3   PRORATIONS........................................................4
      2.4   [INTENTIONALLY DELETED]...........................................4
      2.5   INVENTORY.........................................................4

4.    ALLOCATION..............................................................4

5.    LEASES AND LIQUOR LICENSES..............................................5

7.    SOFTWARE LICENSE/TERMINATION AND RELEASE AGREEMENT......................5
      7.1   SOFTWARE LICENSE..................................................5
      7.2   TERMINATION AND RELEASE AGREEMENT.................................5

8.    CLOSING.................................................................5

9.    CLOSING OBLIGATIONS.....................................................5
      9.1   SELLER'S OBLIGATIONS..............................................5
      9.2   BUYER'S OBLIGATIONS...............................................6
      9.3   POST-CLOSING OBLIGATIONS..........................................7

10.   EMPLOYEES AND EMPLOYMENT MATTERS........................................7
      10.1  NO OBLIGATIONS ASSUMED............................................7
      10.2  INFORMATION REGARDING EMPLOYEES...................................7

11.   REPRESENTATIONS AND WARRANTIES OF SELLER................................7
      11.1  ORGANIZATION, GOOD STANDING, AND QUALIFICATION....................7
      11.2  AUTHORIZATION; BINDING OBLIGATION.................................8
      11.3  ASSETS............................................................8
      11.4  NO VIOLATION......................................................8
      11.5  GOVERNMENT CONSENTS...............................................9
      11.6  LEGAL PROCEEDINGS.................................................9
      11.7  NO BROKERS........................................................9
      11.8  TAXES.............................................................9
      11.9  CONTRACTS AND OTHER AGREEMENTS....................................9
      11.10 LEASES............................................................9
      11.11 RECORDS..........................................................10
      11.12 [INTENTIONALLY DELETED]..........................................10
      11.13 FINANCIAL INFORMATION............................................10
      11.14 [INTENTIONALLY DELETED]..........................................10
      11.15 [INTENTIONALLY DELETED]..........................................10
      11.16 [INTENTIONALLY DELETED]..........................................10
      11.17 CONDUCT OF BUSINESS..............................................11
      11.18 LICENSES.........................................................11
      11.19 ENVIRONMENTAL MATTERS............................................11
      11.20 INTELLECTUAL PROPERTY............................................12
      11.21 SUPPLIERS........................................................12
      11.22 INVENTORIES; RECEIVABLES.........................................12
      11.23 EMPLOYMENT MATTERS...............................................12

12.   REPRESENTATIONS AND WARRANTIES OF BUYER................................13
      12.1  ORGANIZATION, GOOD STANDING AND QUALIFICATION....................13
      12.2  AUTHORIZATION; BINDING AGREEMENT.................................13
      12.3  NO VIOLATION.....................................................13
      12.4  CONSENTS.........................................................13
      12.5  LEGAL PROCEEDINGS................................................14
      12.6  BROKERS..........................................................14
      12.7  TAXES............................................................14
      12.8  [INTENTIONALLY DELETED]..........................................14

13.   CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS............................14
      13.1  ACCURACY OF SELLER'S REPRESENTATIONS AND WARRANTIES..............14
      13.2  PERFORMANCE BY SELLER............................................14
      13.3  DELIVERY OF DOCUMENTS............................................14
      13.4  GOVERNMENTAL AND OTHER CONSENTS..................................14
      13.5  [INTENTIONALLY DELETED]..........................................15
      13.6  CLOSING OBLIGATIONS..............................................15

14.   CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS...........................15
      14.1  ACCURACY OF BUYER'S REPRESENTATIONS AND WARRANTIES...............15
      14.2  PERFORMANCE BY BUYER.............................................15
      14.3  DELIVERY OF DOCUMENTS............................................15
      14.4  CLOSING OBLIGATIONS..............................................15

15.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.............................15

16.   INDEMNIFICATION AND SETOFF.............................................15
      16.1  INDEMNIFICATION BY SELLER.  .....................................15
      16.2  INDEMNIFICATION BY BUYER.........................................16
      16.3  OTHER INDEMNIFICATION PROVISIONS.................................16
      16.4  [INTENTIONALLY DELETED]..........................................16

17.   MISCELLANEOUS..........................................................16
      17.1  EXPENSES.........................................................16
      17.2  ENTIRE SUBJECT MATTER; AMENDMENT.................................16
      17.3  SUCCESSORS AND ASSIGNS...........................................16
      17.4  COUNTERPARTS.....................................................17
      17.5  NOTICES..........................................................17
      17.6  HEADINGS.........................................................18
      17.7  GOVERNING LAW AND JURISDICTION...................................18
      17.8  ATTORNEYS' FEES..................................................18
      17.9  SCHEDULES AND EXHIBITS...........................................18
      17.10 FURTHER ASSURANCES...............................................18
      17.11 KNOWLEDGE........................................................18

SCHEDULES

      1.1(a)      Company Units
      1.1(b)      Equipment
      1.1(e)      Contracts
      1.1(f)      Leases
      1.1(g)      Claims and Deposits
      1.1(h)      [Intentionally Deleted]
      1.1(i)      Intellectual Property
      1.4         Excluded Assets
      4           Allocation of Purchase Price
      11.1        Sellers' Form of Entity and Ownership
      11.3        Existing Liens
      11.6        Legal Proceedings
      11.13       Financial Statements
      11.18       Licenses
      11.21       Suppliers

                            ASSET PURCHASE AGREEMENT

     THIS AGREEMENT ("AGREEMENT") is made and entered into as of the 5th day of November, 1999, IN DENVER, COLORADO AMONG QUIZ-DIA, INC., A COLORADO CORPORATION ("BUYER"), AIRPORT SERVICES, INC. AND ASI-DIA, L.P. (Airport Services, Inc. and ASI-DIA, L.P. are COLLECTIVELY REFERRED TO AS "SELLER").

     WHEREAS, SELLER OWNS CERTAIN ASSETS AS DESCRIBED IN SECTION 1.1 (THE "ASSETS") that it has the right to, and does, operate, utilize and possess on an ongoing basis in CONDUCTING ITS RESTAURANT BUSINESS AT THE DENVER INTERNATIONAL AIRPORT ("DIA"), and such administrative or operational activities in connection with the foregoing (collectively, THE "BUSINESS"); and

     WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, subject to the terms and conditions set forth in this Agreement and for the consideration as hereinafter specified, the Assets and Business of Seller as hereinafter set forth.

     NOW, THEREFORE, the parties agree as follows:

10   PURCHASE AND SALE OF ASSETS

     1.1 CONVEYANCE OF ASSETS. At the Closing (as defined below), to the extent assignable, Seller agrees to convey, transfer, assign and sell to Buyer and Buyer agrees to acquire, accept and purchase from Seller, all of Seller's Assets, including without limitation those Assets specifically listed below, and the Business as of the Closing Date (as defined below). Seller will convey to Buyer at the Closing good and marketable title to all of the Assets and the Business, free and clear of all liens or encumbrances, except as specifically and expressly provided otherwise herein. The Assets shall include without limitation:

          (A) THE RESTAURANTS OWNED AND OPERATED BY SELLER (THE "COMPANY OWNED RESTAURANTS") listed on Schedule 1.1(a);

          (b) All of Seller's equipment, furniture, materials, supplies, and all other tangible personal property held by Seller used in, incidental to, or necessary for the operation of the Assets and the Business, including all of the equipment, furniture, MATERIALS AND SUPPLIES LISTED ON SCHEDULE 1.1(B) ("EQUIPMENT");

          (c) All of Seller's commodities, stock, goods, and merchandise held for use, used, available for consumption, or offered for sale through the Business, wherever located ("INVENTORY");

          (d) [Intentionally deleted]

          (e) All of Seller's prepaid assets used in or held for use in the Business and all of Seller's rights, powers and remedies under all contracts to which Seller is a party or by or to which Seller or any of the Assets or the Business is subject or bound ("CONTRACTS") including without limitation the Contracts listed on Schedule 1.1(e);

          (f) All of Seller's right, title and interest in and to any lease, including without limitation leases or concession agreements for the Company Owned Restaurants (the "LEASES"), including without limitation the Leases listed on Schedule 1.1(f);

          (g) All of Seller's claims and choses in action arising out of or in connection with the Assets and the Business, and all warranties, rights and claims of Seller under all existing warranties relating to any and all of the Assets or the Business ("CLAIMS"), including without limitation warranties and indemnification rights and all rights and claims in and to the security deposits held by other persons or entities INCLUDING WITHOUT LIMITATION THE LANDLORDS UNDER THE LEASES ("DEPOSITS"), including without limitation the Claims and Deposits listed on Schedule 1.1(g);

          (h) [Intentionally Deleted]

          (i) With the exception of Seller's rights in and to certain software, which shall be conveyed to Buyer via a separate Software License, as set forth in Section 7.1, all of Seller's intangible property and rights in and to intangible property used or held for use in the operation of the Business including without limitation Seller's Intellectual PROPERTY (AS DEFINED IN SECTION 11.20) ("INTANGIBLES"), including without limitation the Intangibles listed on Schedule 1.1(i);

          (j) All of Seller's goodwill relating to the Assets and the Business ("GOODWILL");

          (K) INTENTIONALLY DELETED

     1.2 LIABILITIES OF SELLER. Buyer does not assume any of Seller's liabilities or obligations (including without limitation employment obligations described in section 10.1 below and environmental liability described in section
11.19 below), however arising, WHETHER KNOWN OR UNKNOWN, INCURRED PRIOR TO THE CLOSING DATE OR THEREAFTER ("SELLER'S LIABILITIES"). Anything contained in this Agreement to the contrary notwithstanding, Seller shall be and remain solely liable and responsible for all of Seller's Liabilities regardless of whether any such debt, obligation, duty or liability arises under any contract, agreement, lease, practice, arrangement, statute, law, ordinance, rule, regulation or otherwise, and nothing in this Agreement or otherwise is intended, or shall be construed, to the contrary; provided however that Buyer shall assume and agree to pay or perform obligations arising under the Leases from and after the Closing Date.

     1.3 INTENTIONALLY DELETED.

     1.4 EXCLUDED ASSETS. Seller's Assets, as defined in Section 1.1, shall not include THOSE ASSETS, PROPERTY AND OTHER MATTER LISTED ON SCHEDULE 1.4 ("EXCLUDED ASSETS").

20   CONSIDERATION FOR ASSETS

     As consideration for the sale, assignment, transfer and conveyance of the Assets and the Business, Buyer hereby agrees to the following:

     2.1 PURCHASE PRICE AND PAYMENT.

          (A) PURCHASE PRICE: The total price to be paid by Buyer for the Assets and the Business is Four Million Eight Hundred Seventy Five Thousand
     Dollars ($4,875,000.00) ("PURCHASE PRICE"), as adjusted pursuant to Sections 2.3 and 2.5.

          (B) PAYMENT OF PURCHASE PRICE: The Purchase Price will be paid as follows:

               (I) LIENS. Amounts, if any, necessary to cause the release of those Liens listed on Schedule 11.3 shall be paid directly to Seller's creditors at Closing. Any such amounts will be reflected in the settlement statement (as described in Section 2.3).

               (II) ESCROW. One Million Six Hundred Twenty Three Thousand Three Hundred SEVENTY FIVE DOLLARS ($1,623,375.00) (THE "ESCROWED FUNDS") will be placed in an escrow ACCOUNT PURSUANT TO AN ESCROW AGREEMENT ("ESCROW AGREEMENT") in a form reasonably acceptable to the parties. Both Buyer and Seller will share one-half of the escrow costs (if any), and all interest on the Escrowed Funds will be paid to Seller. During the period ending 120 days after the Closing and thereafter, the parties will cooperate on a commercially reasonable basis and work diligently towards obtaining the necessary approval for an extension (the "Extension") of the Cowboy Bar Concession Agreement to March 2005. Seller will also assist Buyer in remodeling the Company Owned Restaurants. Two Hundred Thousand Dollars ($200,000) of the Escrowed Funds will be released on the earlier of the date of the completion of the remodeling of the Company Owned Restaurants or the date that is Ninety (90) days after the Closing Date. The balance of the Escrowed Funds will be paid upon approval of the Extension. If the Extension is not approved within One Hundred Twenty (120) days after the Closing Date, the Escrowed Funds less One Hundred Fifty Seven Thousand Dollars ($157,000) will be paid to Seller (provided that if Buyer has not requested the Extension within such 120-day period, all of the Escrowed Funds will be released and paid to Seller). The remaining $157,000 of Escrowed Funds will be paid to Seller upon final approval of the Extension, or to Buyer upon final disapproval of the Extension. Buyer will not combine or make any other concession agreement modification requests (other than the request for assignments), and existing contract extensions (already requested prior to the date hereof) with respect to the Leases without either obtaining Seller's prior written approval or first paying all of the Escrowed Funds to Seller.

               (III) CASH. The balance of the Purchase Price as adjusted, if necessary, as provided in Sections 2.3 and 2.5, shall be paid at Closing.

     2.2 [INTENTIONALLY DELETED]

     2.3 PRORATIONS. At Closing, Buyer shall pay prorated amounts for personal property taxes, real estate taxes, rent and other amounts due under the Leases, and for amounts that Seller paid in advance relating to charges to be incurred by the Business operations on or after the Closing Date. The adjusted amount will be reflected in a settlement statement DELIVERED BY SELLER AT CLOSING (THE "SETTLEMENT STATEMENT"), and the payment pursuant to Section 2.1(b)(iii) will be increased or decreased accordingly.

     2.4 [INTENTIONALLY DELETED]

     2.5 INVENTORY. The Purchase Price does not include opening inventory. For each Company Owned Restaurant, after close of business on the day before Closing, Buyer and Seller shall jointly prepare an inventory list showing all inventory held for sale or DISTRIBUTION TO THE PUBLIC ("INVENTORY"). At Closing, Buyer shall pay an amount to Seller equal to Seller's cost for the Inventory as an adjustment to the payment in Section 2.1(b)(iii).

30   INSPECTION OF EQUIPMENT

     Buyer has had the opportunity to inspect the Equipment. At or prior to Closing, Buyer shall notify Seller of any repairs to or replacements of the Equipment, as reasonably required by Buyer to ensure that the Equipment is in good working condition, ordinary wear and tear excepted. No later than ten (10) days after receiving notice from Buyer, Seller shall have taken any and all action necessary to repair or replacement of the Equipment. With the exception of those pieces of Equipment identified by Buyer at or before Closing requiring repair or replacement, and provided that no material adverse change to the Equipment has occurred between the date of Buyer's inspection of the Equipment and the Closing Date, Buyer shall accept the Equipment in the condition delivered to Buyer on the Closing Date.

40   ALLOCATION

     The parties agree that the Purchase Price shall be allocated among the Assets in accordance with Schedule 4. The allocation has been prepared by Buyer, and Seller's acquiescence therewith does not necessarily constitute consent by the Seller as to the accuracy thereof. The parties agree to report the transaction in accordance with the allocation on Schedule 4 for all applicable income tax purposes

50   LEASES AND LIQUOR LICENSES

     The obligations of Seller and Buyer hereunder are contingent upon (a) those Closing Obligations set forth in Section 9, Section 13 and Section 14; and (b) the consent, where applicable, of the State of Colorado, the City and County of Denver and the Airport Manager of DIA to: (i) assignment of the Leases from Seller to Buyer in a form reasonably acceptable to Buyer; and (ii) Buyer having been granted liquor licenses necessary to operate the Business.

60   TERMINATION

     6.1 [INTENTIONALLY DELETED]

     6.2 [INTENTIONALLY DELETED]

70   SOFTWARE LICENSE/TERMINATION AND RELEASE AGREEMENT

     7.1 SOFTWARE LICENSE. At Closing, Seller and Buyer will enter into a software LICENSE AGREEMENT ("SOFTWARE LICENSE") in a form reasonably acceptable to Buyer and Seller.

     7.2 TERMINATION AND RELEASE AGREEMENT. At Closing, Seller and Buyer will enter INTO A TERMINATION AND RELEASE AGREEMENT ("TERMINATION AND RELEASE AGREEMENT") in a form reasonably acceptable to both parties, and which shall in any event contain a non-competition provision whereby Seller agrees not to compete with Buyer.

80   CLOSING

     THE CLOSING OF THE SALE AND PURCHASE OF THE ASSETS ("CLOSING") shall take place at the offices of Buyer, 1415 Larimer Street, Denver, Colorado 80202 at 9:00 a.m. local time, ON NOVEMBER 15, 1999 ("CLOSING DATE"), or at such other location, time or date as may be agreed to by Seller and Buyer.

90   CLOSING OBLIGATIONS

     THE  FOLLOWING   OBLIGATIONS   WILL  BE  SATISFIED  AT  CLOSING   ("CLOSING
OBLIGATIONS"):

     9.1 SELLER'S OBLIGATIONS. At Closing, Seller shall deliver to Buyer, properly executed and acknowledged:

          (a) a Bill of Sale for all the purchased Assets, in a form reasonably acceptable to Seller and Buyer;

          (b) the Settlement Statement pursuant to Section 2.3, in a form reasonably acceptable to Seller and Buyer;

          (c) resolutions of Seller approving the transactions contemplated under this Agreement, duly adopted and authorized by the management and owners of Seller, as required by law and the organizational documents of Seller;

          (d) assignments of the Leases and consent thereto from the City and County of Denver;

          (e) the Software License;

          (f) the Termination and Release Agreement; and

          (g)  such  other  instruments  of  sale,   transfer,   conveyance  and
     assignment as Buyer may reasonably request.

     9.2 BUYER'S OBLIGATIONS. At Closing, Buyer shall deliver to Seller:

          (a) the Purchase Price as specified in Section 2.1 (adjusted as set forth herein);

          (b) resolutions of Buyer approving the transactions contemplated under this Agreement, duly adopted and authorized by the management and owners of Buyer, as required by law and the organizational documents of Buyer;

          (c) a certificate listing those employees whose employment has been terminated by Seller pursuant to Section 10 and whom Buyer does not intend to hire;

          (d) assignments of the Leases and consent thereto from the City and County of Denver;

          (e) the Software License;

          (f) the Termination and Release Agreement; and

          (g)  such  other  instruments  of  sale,   transfer,   conveyance  and
     assignment as Buyer may reasonably request.

     Satisfaction with each Closing Obligation is a condition to the parties' obligations hereunder and under the other related closing documents. In the event that any Closing Obligation of a party is not satisfied or waived by the party entitled to the performance of the obligation, this Agreement and the related closing documents shall terminate without liability.

     9.3 POST-CLOSING OBLIGATIONS. Following the Closing, (a) Seller and Buyer will cooperate in good faith and on a commercially reasonable basis with respect to the items provided in Section 2.1(b)(ii); and (b) Seller will retain Seller's employment and personnel records; past and present customer, supplier and vendor records, files, documents and instruments; and all other books, records, instruments and documents arising out of or IN CONNECTION WITH THE ASSETS AND THE BUSINESS ("RECORDS") for a minimum of three (3) years and will make the Records available to Buyer at reasonable times and with reasonable notice.

100  EMPLOYEES AND EMPLOYMENT MATTERS

     10.1 NO OBLIGATIONS ASSUMED. Buyer does not assume any liabilities, duties or obligations of Seller with respect to any current or past employees of Seller, any of Seller's employee benefits or benefit plans or any other employment-related liability, duty or obligation of Seller whatsoever. Seller shall terminate the employment of all of Seller's employees whose employment Seller does not wish to extend beyond the Closing Date effective as of the close of business on the day immediately preceding the Closing Date. Buyer may, but is not obligated to, hire such terminated employees. Seller shall be responsible for and shall pay all severance or accrued vacation and other time-based compensation benefits payable, if any, with respect to any employees of Seller terminated by Seller prior to the Closing. At or before Closing, Buyer will provide Seller with a certificate indicating the name of each of Seller's employees that Buyer will not re-hire on the Closing Date. As of the Closing Date, Buyer will hire all of Seller's employees other than those identified in the prior sentence, provided that Buyer shall have no obligation to retain any employee hired by Buyer.

     10.2 INFORMATION REGARDING EMPLOYEES. Seller shall cooperate with Buyer on a commercially reasonable basis and shall comply with Buyer's reasonable requests for information regarding Seller's past and present employees and candidly discuss the performance, conduct and attitude of Seller's employees with Buyer.

110  REPRESENTATIONS AND WARRANTIES OF SELLER

     Each Seller, jointly and severally, hereby represents and warrants to Buyer that as of the Closing:

     11.1 ORGANIZATION, GOOD STANDING, AND QUALIFICATION. Each Seller's form of entity and ownership is set forth on Schedule 11.1. Each Seller is duly organized, validly existing and in good standing under the laws of the State of Colorado and each other state in which qualification to do the Business is required by law. Each Seller has all requisite power and authority to own and operate its properties and to carry on its business as now conducted, to enter into this Agreement and to carry out and perform its obligations under this Agreement.

     11.2  AUTHORIZATION;  BINDING  OBLIGATION.  The  execution  and delivery by
Seller of this Agreement and all of the documents and instruments required hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of each Seller and such other persons as may be required by law or by Seller's organizational documents. Assuming due execution by Buyer and other necessary parties of this Agreement and each of the other documents and instruments required hereby, this Agreement and each of the other documents and instruments required hereby have been fully executed and delivered by Seller and constitute the valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, subject only to the laws of equity to the extent such laws may limit the enforceability of a particular provision. As of the Closing, assuming the due execution by Buyer and the other parties thereto, the Escrow Agreement, Termination and Release Agreement, and the Software License have been duly authorized, fully executed and delivered by the parties thereto, and constitute the valid and binding obligations of the parties thereto, enforceable against such parties in accordance with its terms, subject only to the laws of equity to the extent such laws may limit the enforceability of a particular provision.

     11.3 ASSETS. Schedules 1.1(a) through Schedule 1.1(k) set forth all tangible and intangible personal property owned by, in the possession of and used by each Seller in connection with the Assets and the Business and such personal property constitutes all such personal property necessary for the conduct of the Business. Each Seller has good and marketable title to each and, collectively, all of the Assets and the Business, free and clear of any and all liens (statutory or otherwise), including but not limited to any agreements, restrictions, claims, security interest, pledges, charges, equities, mortgages, COLLATERAL ASSIGNMENTS, LEASES, AND OTHER ENCUMBRANCES (COLLECTIVELY, "LIENS"), other than the rights of the landlords under the Leases and as set forth on
Schedule 11.3. The Assets are all the assets used or held for use in the Business.

     11.4 NO VIOLATION. The execution, delivery and compliance with and performance by Seller of this Agreement and each of the other documents and instruments required hereby do not and will not (i) violate the Seller's organizational documents or any law, statute, rule, regulation, order, judgment or decree to which Seller is subject, (ii) conflict with or result in a breach of or constitute a default under any contract, agreement or other instrument to which Seller is a party or by which Seller or any of the Assets or the Business are bound or to which Seller or any of the Assets or the Business are subject,
(iii) result in or require the creation of any lien upon Seller's ownership interests or upon any of the Assets or the Business, (iv) require any approval or consent of any person or entity under any contract, agreement or other instrument to which Seller is a party or by which Seller or any of the Assets or the Business are bound or to which Seller or any of the Assets or the Business are subject, other than the consents specifically set forth herein (including without limitation any Bulk Sales Act or similar requirement and any fraudulent conveyance law).

     11.5 GOVERNMENT CONSENTS. The execution, delivery, and performance by Seller of this Agreement and each of the other documents and instruments required hereby and the consummation of the transactions contemplated hereby and thereby do not and will not require any authorization, consent, approval, permit, filing, registration or exemption or other action by or notice to any court or administrative or governmental body other than as specified herein.

     11.6 LEGAL PROCEEDINGS. Except as disclosed on Schedule 11.6, there are no actions, suits, litigation, proceedings or investigations pending or threatened against Seller (or facts that would give rise to such actions or proceedings) that relate to, arise out of, or would affect the Seller, the Assets or the Business, the consummation of the transactions contemplated by this Agreement or which could result in any Lien being placed on the Assets or the Business.

     11.7 NO BROKERS. Seller has not employed, either directly or indirectly, or incurred any liability to, any broker, finder or other agent in connection with the transactions contemplated by this Agreement. Seller agrees to indemnify Buyer for any claims brought by any broker, finder or other agent claiming to have acted on behalf of Seller in connection with this sale.

     11.8 TAXES. Seller has duly filed or will file when due all federal, state and local tax returns and reports, and all returns and reports of other governmental units having jurisdiction with respect to taxes required to be filed by Seller and imposed upon any of the Assets or the Business relating to the period prior to the Closing or taxes imposed on Seller which might create a Lien on any of the Assets or the Business, and Seller has paid or will pay when due all such taxes, including without limitation ad valorem taxes and employment taxes, for all years up to and including all periods through the date immediately preceding the Closing Date, which the failure to file or pay would result in a valid and subsisting Lien on the Assets or the Business after transfer thereof to Buyer.

     11.9 CONTRACTS AND OTHER AGREEMENTS. Except as listed on Schedule 1.1(e), there are no contracts and other agreements to which Seller is a party or to which the Seller, the Assets or the Business are bound or subject, including without limitation licenses, employment contracts, personal or real property leases or purchase contracts. Each Contract is a valid and binding obligation of Seller and the other parties thereto and there is no current default on the part of Seller under and no conditions exist to the knowledge of Seller that would constitute a breach of any such contract, except as specifically listed on
Schedule 1.1(e).

     11.10 LEASES. Schedule 1.1(f) lists the Leases. The Leases are in full force and effect and neither the Seller nor, to the knowledge of Seller, the landlord is in default thereunder. The leasehold interest of Seller is not subject to any lien or encumbrance and entitles the lessee to the right of quiet possession. There are no modifications or amendments to the Leases or any other agreements altering, modifying or supplementing the terms of the Leases except as disclosed on Schedule 1.1(f). Seller has not assigned, mortgaged or otherwise transferred, amended or encumbered, voluntarily or involuntarily, the Leases or its interest therein except as specifically stated herein. Seller is current on all rent payments and other sums due to the City and County of Denver and the Airport Manager of DIA under each Lease through the Closing Date and Seller has performed all of Seller's obligations under each Lease through the Closing Date.

     11.11 RECORDS. The Records are true, complete and correct and are all of the Records used or held for use in the operation of the Business.

     11.12 [INTENTIONALLY DELETED]

     11.13 FINANCIAL INFORMATION.

          (a) Attached as Schedule 11.13 are the unaudited financial statements for its fiscal years 1998 and for the nine-month period ended September 30, 1999 (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations as of the dates and for the periods indicated subject, in the case of interim Financial Statements, to normal year-end adjustments the effect of which will not, individually or in the aggregate, be materially adverse. Since the end of the most recent fiscal period shown in such Financial Statements, there has not been any material adverse change in the business, operations, properties or financial position of Sellers, there have been no dividends declared or paid or any other distributions to Seller's owners of any nature, Seller has made no loans to owners, management personnel, employees, or affiliates, and Seller has carried on business only in the ordinary course.

          (b) Seller shall cause Seller's inside and independent auditors and accountants to cooperate with Buyer on a commercially reasonable basis with respect to any accounting or financial statement matters related to the transactions contemplated hereby; such cooperation includes without limitation consent by Seller's independent auditors for use of any audited financial statements and opinion letters for filings with the Securities and Exchange Commission or state securities agencies.

     11.14 [INTENTIONALLY DELETED]

     11.15 [INTENTIONALLY DELETED]

     11.16 [INTENTIONALLY DELETED]

     11.17 CONDUCT OF BUSINESS. Seller has conducted and will conduct the Business during the period from September 30, 1999, through the Closing Date in the ordinary course of business, including without limitation purchasing inventory, supplies and materials, and Seller has conducted and will continue to conduct the Business in accordance with all applicable local, state and federal ordinances, laws, rules and regulations.

     11.18 LICENSES. Schedule 11.18 attached hereto accurately and completely lists all authorizations, licenses and permits of any public or governmental regulatory body granted or assigned to Seller and the same constitute the only authorizations, licenses, and permits of any public or governmental regulatory body which are necessary for the ownership OF THE ASSETS AND THE CONDUCT OF THE BUSINESS ("LICENSES"). All of such Licenses are validly issued and in full force and effect in all material respects and Seller has fulfilled and performed all of its material obligations with respect thereto and has full power and authority to operate thereunder.

     11.19 ENVIRONMENTAL MATTERS. Neither Seller, nor, to the knowledge of Seller, any prior user or owner, of real estate owned, used or leased by Seller or any predecessor of Seller, or any business which Seller has acquired or become a successor to (the "Property"), or, to the knowledge of Seller, any third party, has ever caused or permitted any hazardous, toxic or radioactive materials regulated under common law standards relating to environmental protection, human health or safety, or under any local, state or federal environmental statute, regulation or ordinance relating to pollution or protection of the environment, including the Comprehensive Environmental Response, Compensation and Liability ACT OF 1980, AS AMENDED ("HAZARDOUS MATERIAL") to be disposed of on or under the Property, and the Property has never been used (either by Seller or, to the knowledge of Seller, by any prior user or owner of the Property or any third party) as (a) a disposal site or permanent storage site for any Hazardous Material or (b) a temporary storage site for any Hazardous Material. There have been no releases by Seller of Hazardous Materials at, from, or to the Property. Seller has been issued and is in compliance with all material permits, certificates, licenses, approvals and other authorizations relating to environmental matter and necessary for its business, and has filed all notifications and reports relating to chemical substances, air emissions, underground storage tanks, effluent discharges and Hazardous Material waste storage, treatment and disposal required in connection with the operation of its business, the failure to have or comply with which would, individually or in the aggregate, have a material adverse effect on Seller, the Assets or the Business. All Hazardous Materials used or generated by Seller have been generated, accumulated, stored, transported, treated, recycled and disposed of in compliance with all applicable laws and regulations, the violation of which has any reasonable likelihood of having a material adverse effect on Seller, the Assets or the Business. Seller has no liabilities with respect to Hazardous Materials, and to the knowledge of Seller, no facts or circumstances exist which could give rise to liabilities with respect to Hazardous Materials, which could have any reasonable likelihood of having a material adverse effect on Seller, the Assets or the Business. Notwithstanding the foregoing, no representation is made by Seller under this Section 11.19 with respect to any period prior to the date of beneficial occupancy of DIA.

     11.20 INTELLECTUAL PROPERTY. Schedule 1.1(i) lists all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights AND PROCESSES ("INTELLECTUAL PROPERTY") that are directly or indirectly owned, licensed, used, held for use, or controlled in whole or in part by Seller in connection with the Assets or the Business. Except as disclosed on Schedule 1.1(i), Seller owns without an obligation to pay royalties, all Intellectual Property used or held for use in the Business without, to the knowledge of Seller, any conflict with, or infringement of the rights of others. Excepts as disclosed on Schedule 1.1(i), Seller has not received any communications alleging that it has violated or, by conducting the Business as proposed, would violate the intellectual property rights of any other person or entity. Except as disclosed on Schedule 1.1(i), Seller has not licensed or granted rights to others in any of its Intellectual Property. Except as disclosed on Schedule 1.1(i), Seller has not granted right to manufacture, produce, assemble, license, market or sell any of its products or to conduct the Business to any other person.

     11.21 SUPPLIERS. Schedule 11.21 lists the suppliers to Seller during 1998 and 1999 (stating for each the dollar volume of the purchases). Seller has received no notice and has no knowledge that any of its suppliers will cease to do business with Seller or the Business or will require materially different terms to do business with Buyer.

     11.22 INVENTORIES; RECEIVABLES. All inventories (including without limitation restaurant supplies and non-perishable food items) of Seller as of the Closing Date will be in good condition, not obsolete, non-elective and useable and 100% saleable in the usual and ordinary course of the Business.

     11.23  EMPLOYMENT MATTERS.

          (a) None of the Seller's employees are covered by a collective bargaining agreement or are represented by a labor organization, and no petition for representation concerning any of the Seller's employees has been filed with the National Labor Relations Board. The Seller is not aware of any union organizational activity and has no reason to believe that any such activity is being contemplated. The Seller has not engaged in any unfair labor practice.

          (b) Seller has paid and shall pay all wages, bonuses, commissions and other benefits, and sums due (and all required taxes, insurance, social security and withholding thereon), including all accrued vacation, accrued sick leave, accrued benefits and accrued payments (and pro rata accruals for a portion of a year) to its employees.

          (c) Seller has maintained and will maintain in effect all insurance policies and other employee benefits covering any employee claims incurred through the Closing Date.

          (d) Seller has complied and shall comply in all respect with all statutory and regulatory requirements concerning or affecting Seller's employees, including without limitation the Employment Retirement Income Security Act, COBRA notification requirements, and any notices required by the Worker Adjustment and Retraining Notification Act.

120  REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer hereby  represents,  warrants and covenants to Seller that as of
     Closing:

     12.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Buyer is a Colorado corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Buyer has all requisite power and authority to own and operate each of its properties and to carry on its business as now conducted, to enter into this Agreement and to carry out and perform its obligations under this Agreement.

     12.2 AUTHORIZATION; BINDING AGREEMENT. The execution and delivery by Buyer of this Agreement and all of the documents and instruments required hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Buyer and such other persons as may be required by law or by Buyer's organizational documents. Assuming due execution by Seller and other necessary parties of this Agreement and each of the other documents and instruments required hereby, this Agreement and each of the other documents and instruments required hereby have been duly executed and delivered by Buyer and constitute the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, subject only to the laws of equity to the extent such laws may limit the enforceability of a particular provision. Assuming the due execution by Seller and the other parties thereto, as of the Closing, the Escrow Agreement, Termination and Release Agreement, and the Software License have been duly authorized, fully executed and delivered by the parties thereto, and constitute the valid and binding obligations of the parties thereto, enforceable against such parties in accordance with its terms, subject only to the laws of equity to the extent such laws may limit the enforceability of a particular provision.

     12.3 NO VIOLATION. The execution, delivery, compliance with and performance by Buyer of this Agreement and each of the other documents and instruments required hereby do not and will not (i) violate the articles of incorporation or bylaws of Buyer or any law, statute, rule, regulation, order, judgment or decree to which Buyer is subject, or (ii) conflict with or result in a breach of or constitute a default under any contract, agreement or other instrument to which Buyer is a party or by which Buyer or any of its assets or properties are bound or to which Buyer or any of its assets or properties are subject.

     12.4 CONSENTS. The execution, delivery and performance by Buyer of this Agreement and each of the other documents and instruments required hereby and the consummation of the transactions contemplated hereby and thereby do not and will not require any authorization, consent, approval, permit, filing, registration or exemption or other action by or notice to any court or administrative or governmental body or other persons except as specified herein.

     12.5 LEGAL PROCEEDINGS. There are no actions, suits, litigation, proceedings or investigations pending or threatened against Buyer which could adversely affect Buyer's ability to perform its obligations under this Agreement or the consummation of the transactions contemplated by this Agreement.

     12.6 BROKERS. Buyer has not employed, either directly or indirectly, or incurred any liability to, any broker, finder or other agent in connection with the transactions contemplated by this Agreement. Buyer agrees to indemnify Seller for any claims brought by any broker, finder or other agent claiming to have acted on behalf of Buyer in connection with this sale.

     12.7 TAXES. Buyer shall file when due all federal, state and local tax returns and reports, and all returns and reports of other governmental units having jurisdiction with respect to taxes imposed upon any of the Assets or the Business or taxes imposed on Buyer which might create a lien on any of the Assets or the Business, and will pay when due all such taxes, including without limitation ad valorem and employment taxes, which arise on or after the Closing Date.

     12.8 [INTENTIONALLY DELETED]

130  CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

     The   obligations  of  Buyer  under  this  Agreement  are  subject  to  the satisfaction, at or prior to the Closing, of the following conditions, all or any of which may be waived in writing by Buyer:

     13.1 ACCURACY OF SELLER'S REPRESENTATIONS AND WARRANTIES. All representations and warranties made by Seller in this Agreement and contained in any statement delivered to Buyer by Seller under this Agreement shall be true and correct as of the Closing.

     13.2 PERFORMANCE BY SELLER. Seller shall have performed and complied with all its respective obligations required by this Agreement to be performed or complied with by it at or prior to the Closing.

     13.3 DELIVERY OF DOCUMENTS. All documents required to be delivered by Seller at or prior to the Closing shall have been properly executed by Seller and delivered to Buyer in form and substance reasonably satisfactory to Buyer.

     13.4 GOVERNMENTAL AND OTHER CONSENTS. All necessary approvals, consents and clearances from governmental authorities and others in connection with the transactions contemplated by this Agreement shall have been obtained at or prior to the Closing, including without limitation (a) consents to the assignment of the Leases by the City and County of Denver and the Airport Manager of DIA; (b) assurances acceptable to Buyer that liquor licenses will be issued to Buyer for the operation of the Business; and (c) such other consents, permits or licenses required to operate the Business.

     13.5 [INTENTIONALLY DELETED]

     13.6 CLOSING OBLIGATIONS. All Closing Obligations to be performed by Seller shall have either been reasonably satisfied or waived in writing by Buyer.

14.  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

     The obligations of Seller under this Agreement are subject to the satisfaction, at or prior to the Closing, of the following conditions, all or any of which may be waived in writing by Seller:

     14.1 ACCURACY OF BUYER'S REPRESENTATIONS AND WARRANTIES. All representations and warranties made by Buyer in this Agreement and in any written statements delivered to Seller by Buyer under this Agreement shall be true and correct as of the Closing.

     14.2 PERFORMANCE BY BUYER. Buyer shall have performed and complied with all obligations of Buyer required by this Agreement to be performed or complied with by it at or prior to the Closing.

     14.3 DELIVERY OF DOCUMENTS. All documents required to be delivered by Buyer at or prior to the Closing shall have been properly executed by Buyer and delivered to Seller in form and substance reasonably satisfactory to Seller.

     14.4 CLOSING OBLIGATIONS. All Closing Obligations to be performed by Buyer have been satisfied or waived in writing by Seller.

15.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     All covenants, agreements, representations, warranties and conditions of the Closing contained in this Agreement that are intended to be made or performed at or prior to the Closing shall survive for a period of three (3) years following the Closing.

16.  INDEMNIFICATION AND SETOFF

     16.1 INDEMNIFICATION BY SELLER. Each Seller jointly and severally agrees to indemnify and hold harmless Buyer and any of its affiliates, officers, shareholders, directors, agents and representatives from and against any and all loss, claim, liability, obligation and expense (including attorneys' fees) which arise from (a) the breach by Seller of any of its covenants, agreements, representations or warranties as set forth in this Agreement; (b) any of Seller's Liabilities; or (c) any liability, obligation or commitment of any nature relating to the Assets or the Business arising or based on events occurring prior to the Closing Date; provided, however, that, to qualify for such defense and indemnification, Buyer must give Seller prompt written notice of any such claim, and Seller must hire a law firm reasonably acceptable to Buyer and comprised of at least twenty-five (25) attorneys. Buyer shall reasonably cooperate with Seller in such defense.

     16.2 INDEMNIFICATION BY BUYER. Buyer agrees to indemnify and hold harmless Seller and any of Seller's affiliates, owners, managers, agents and representatives from and against any and all loss, claim, liability, obligation and expense (including attorneys' fees) which arise from (a) the breach by Buyer of any of its covenants, agreements, representations, or warranties as set forth in this Agreement, or (b) any liability, obligation or commitment of any nature relating to the Assets or the Business based on events occurring on or after the Closing Date; provided, however, that, to qualify for such defense and indemnification, Seller must give Buyer prompt written notice of any such claim, and Buyer must hire a law firm reasonably acceptable to Seller comprised of at least twenty-five (25) attorneys. Seller shall reasonably cooperate with Buyer in such defense.

     16.3 OTHER INDEMNIFICATION PROVISIONS. With the exception of any statutory or common law remedy any party may have for fraudulent actions, representations or concealments of any other party, the foregoing indemnification provisions contain the exclusive remedies available to the parties hereunder.

     16.4 [INTENTIONALLY DELETED]

17.  MISCELLANEOUS

     17.1 EXPENSES. Each of the parties hereto shall pay its own fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     17.2 ENTIRE SUBJECT MATTER; AMENDMENT. This Agreement and the other documents referred to herein contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, either oral or written. This Agreement may not be amended, or any term or condition waived, except by a writing signed by each of the parties hereto.

     17.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not.

     17.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts and by facsimile, any one of which need not contain the signatures of all parties, but all of which counterparts when taken together will constitute one and the same Agreement.

     17.5 NOTICES. Any notice and similar communications concerning this Agreement ("NOTICE") shall be in writing and shall be either (a) delivered in person (including by a nationally recognized courier service such as Federal Express); or (b) sent to the other party by certified mail with return receipt requested. Notices shall be delivered or sent as follows or to such other address as a party may hereafter establish by Notice given in the manner prescribed in this Section.

      If to Seller:

            Airport Services, Inc.
            ASI-DIA, L.P.
            234 Columbine Suite 310
            Denver, Colorado 80206

      With a copy to:

            Sherman & Howard, L.L.C.
            633 Seventeenth Street
            Denver, Colorado 80202
            Attn:  Robert Mintz, Esq.

      If to Buyer:

            Quiz-DIA, Inc.
            1415 Larimer Street
            Denver, Colorado 80202
            Attention:  Legal Department

      With a copy to:

            Moye, Giles, O'Keefe, Vermeire & Gorrell, LLP
            1225 Seventeenth Street Suite 2900

            Denver, Colorado 80202
            Attn:  John E. Moye, Esq.

A Notice shall be considered given when delivered.

     17.6 HEADINGS. The titles and headings herein are for convenience only. In case of ambiguity or inconsistency, the text rather than the titles or headings shall control.

     17.7 GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado. The parties hereto consent to venue and jurisdiction in, and agree that the sole venue shall be, the District Court in and for the City and County of Denver, Colorado, or in the United States District Court for the District of Colorado, for any action commenced relating to this Agreement or THE TRANSACTIONS CONTEMPLATED HEREBY. THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT SHALL BE HEARD BY A COURT SITTING WITHOUT A JURY AND THUS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

     17.8 ATTORNEYS' FEES. In the event of any dispute hereunder, or any default in the performance of any term or condition of this Agreement, the prevailing party shall be entitled to recover all costs and expenses associated therewith, including reasonable attorneys' fees.

     17.9 SCHEDULES AND EXHIBITS. The Schedules and Exhibits attached hereto are incorporated by reference into this Agreement.

     17.10 FURTHER ASSURANCES. Each of the parties hereto shall, from time to time after the Closing, upon the request of any other party hereto, duly execute, acknowledge and deliver all such further instruments and documents reasonably required to further effectuate the interests and purposes of this Agreement.

     17.11 KNOWLEDGE. Any reference to the "knowledge" of Seller shall mean the actual knowledge of the officers of Airport Services, Inc. without any investigation.

     IN WITNESS WHEREOF, the parties have executed this Agreement themselves or by their authorized representatives.


SELLER:                                  BUYER:

AIRPORT SERVICES, INC.                   QUIZ-DIA, INC.

BY: /s/ Robert B. Hahn                   BY: /s/ Patrick E. Meyers
   ________________________________         __________________________________

ITS:  PRESIDENT                          ITS: VICE PRESIDENT, GENERAL COUNSEL




BY: /s/ Gary Kortz
   ________________________________

ITS:  SECRETARY/TREASURER

ASI-DIA, L.P.

By:   Airport Services, Inc.
      General Partner

BY:________________________________

ITS:_______________________________